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Exhibit 10.3

RENEWAL AND AMENDMENT TO EMPLOYMENT AGREEMENT

This RENEWAL AND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Renewal Agreement”) is entered into as of August 8, 2014 by and between Swisher Hygiene Inc., a Delaware corporation (the “Company”) and William M. Pierce (“Executive”) and extends and amends that certain Employment Agreement (the “Agreement”) by and between Executive and the Company entered into as of October 16, 2013.

W I T N E S S E T H:

WHEREAS, Company and Executive entered into the Agreement as of October 16, 2013, with a Commencement Date of September 16, 2013; and

WHEREAS, the Term of the Agreement, unless renewed by the parties, expires on September 15, 2014; and

WHEREAS, Executive and Company wish to renew the Term of the Agreement and amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements contained herein and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A G R E E M E N T S

1. Term Renewal.  The parties agree that the Term of the Agreement shall be renewed and shall continue to the second annual anniversary of the Commencement Date unless earlier terminated as provided herein; subject, however, to further annual renewal upon consent of both parties.

2. Base Salary.  The parties agree that Executive’s Base Salary shall remain unchanged at the time of Renewal, but shall be subject to review and adjustment by the Compensation Committee of the Board of Directors of the Company following December 31, 2014.

3. Round trip air travel.  In addition to the air travel set forth in Section 3(g) of the Agreement, the Company shall reimburse Executive for the cost of one trip monthly, round trip air travel, for Executive’s spouse to and from Fort Lauderdale, Florida and Charlotte, North Carolina.

4. Miscellaneous.  Except as set forth in this Renewal Agreement, all terms and conditions of the Agreement shall remain unchanged.  All capitalized words or phrases, not herein defined, shall have the meaning defined in the Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Renewal Agreement as of the date first written above.

COMPANY:

SWISHER HYGIENE INC., a Delaware corporation

By:_/s/ Richard L. Handley__________________
Richard L. Handley
Chairman

EXECUTIVE:

By:_/s/ William M. Pierce____________________
William M. Pierce